EXHIBIT 10(e)19

                    BASE SALARIES OF NAMED EXECUTIVE OFFICERS

                            MISSISSIPPI POWER COMPANY

         Effective as of March 1, 2005, the following are the annual base salaries of the Chief Executive Officer and certain other executive officers of Mississippi Power Company (the "Company").

         Anthony J. Topazi                                          $329,448
            President and Chief Executive Officer
         Johnny W. Atherton                                         $149,847
             Vice President
         Kimberly D. Flowers                                        $189,063(1)
            Vice President
         Bobby J. Kerley                                            $218,232
             Vice President
         Frances Turnage                                            $188,292(2)
            Vice President, Treasurer and Chief
            Financial Officer

(1) Ms. Flowers' salary of $189,063 becomes effective March 12, 2005.
(2) Ms. Turnage's salary of $188,292 becomes effective March 17, 2005.

         Don E. Mason served as Vice President of the Company through December 31, 2004. Mr. Mason's annual base salary for the year ended December 31, 2004 was $244,543.

         Effective February 16, 2005, Gene L. Ussery, Jr. was elected to serve as Vice President of Georgia Power Company and has resigned from Mississippi Power effective March 5, 2005. Mr. Ussery's annual base salary for the year ended December 31, 2004 was $232,924.

         Effective March 17, 2005, Michael W. Southern, Vice President, Treasurer and Chief Financial Officer of the Company, will serve as Senior Vice President, Comptroller and Chief Financial Officer of Southern Power Company and will no longer serve as an executive officer of the Company. Mr. Southern's annual base salary for the year ended December 31, 2004 was $226,188.